iShares®

iShares, Inc.

Supplement dated August 19, 2022 (the “Supplement”)

to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”), each dated December 30, 2021, and the Statement of Additional Information (the “SAI”), dated December 30, 2021 (as revised August 5, 2022), for the iShares Core MSCI Emerging Markets ETF (IEMG) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and SAI for the Fund.

The Board of Directors of the Fund has approved the transfer of assets that are invested in India from the Fund’s wholly-owned subsidiary (the “Subsidiary”) located in the Republic of Mauritius to the Fund through on-exchange transactions in India (the “Transfer”). While the Fund has historically carried out its investment strategies by investing substantially all of its assets invested in India through the Subsidiary, it will be eliminating its use of the Subsidiary and will invest in Indian securities directly. The Fund will incur transaction costs from the Transfer.

The Fund, along with certain other iShares funds, has entered into a line of credit with State Street Bank and Trust Company to facilitate the Transfer.

The Fund is expected to effect a substantial portion of the Transfer prior to December 2, 2022. After this portion of the Transfer is completed, the Fund will make new investments in India directly.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IEMGmx-0822

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